THE DLB FUND GROUP

                            DLB GLOBAL SMALL CAP FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                      DLB STEWART IVORY INTERNATIONAL FUND

     Supplement dated February 25, 2000 to Prospectus dated October 29, 1999


         Babson-Stewart Ivory International ("BSII"), has informed The DLB Fund Group (the "Trust") that the Board of Stewart Ivory (Holdings) Ltd. ("Stewart Ivory"), has unanimously agreed to recommend to Stewart Ivory's shareholders to accept an offer for Stewart Ivory's outstanding voting securities from an affiliate of Colonial Ltd. ("Colonial"), an Australian financial services company. Stewart Ivory is the indirect parent of Stewart Ivory & Company (International) Ltd. ("International"), one of two general partners of BSII, which is the sub- adviser to the DLB Global Small Cap Fund, the DLB Stewart Ivory Emerging Markets Fund and the DLB Stewart Ivory International Fund (the "Funds"). The acquisition by Colonial of Stewart Ivory's voting securities (the "Acquisition") is expected to occur as early as March of this year. Colonial is a global financial services company with approximately $55 billion in assets under management and approximately $3.7 billion in total stockholders' equity.

         Consummation of the Acquisition, which is subject to a number of conditions, including regulatory approvals in the United Kingdom, will result in the termination of the sub-advisory agreements between David L. Babson and Company Incorporated ("Babson"), the investment manager to each series of the Trust, and BSII with respect to each of the Funds. It is expected that the Trustees of The DLB Fund Group will meet before completion of the Acquisition to consider the approval of interim sub-advisory agreements between BSII and Babson and will meet after completion of the Acquisition to consider the approval of new sub-advisory agreements between BSII and Babson. Both the interim and new sub-advisory agreements between BSII and Babson are expected to be substantially similar to the current agreements.